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                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of INTERCONEXUS.COM, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint MEHUL J. DAVE, UTPAL J. DAVE AND P. BALASUBRAMANIAN, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of shares of common stock of the Company subject to the InterConexus.com, Inc. 2000 Stock Incentive Plan, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer or both, of the Company, as indicated below opposite his signature, to the registration statement, and any amendment, post-effective amendment, supplement or papers supplemental thereto, to be filed with respect to said shares of common stock; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 31st day of May, 2000.

/s/ Mehul J. Dave                         /s/ Utpal J. Dave
------------------------------------      --------------------------------------
Mehul J. Dave, Chairman of the Board      Utpal J. Dave, Chief Operating Officer
and President (Principal Executive        and Director
Officer)

/s/ P. Balasubramanian
------------------------------------
P. Balasubramanian, Secretary and
Treasurer and Director (Principal
Financial Officer and Principal
Accounting Officer)

/s/ Robert W. Heller
------------------------------------
Robert W. Heller, Director

/s/ Thomas Mueller
------------------------------------
Thomas Mueller, Director

/s/ Jason W. Levin
------------------------------------
Jason W. Levin, Director

/s/ David L. Harris
------------------------------------
David L. Harris, Director


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